UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 20, 2005

                           THE MIDDLEBY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                         1-9973                 36-3352497
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

1400 Toastmaster Drive, Elgin, Illinois                             60120
(Address of Principal Executive Offices)                          (Zip Code)

                                (847) 741-3300
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.

                  On July 20, 2005, The Middleby Corporation (the "Company") issued a press release announcing the successful completion of the offering of 1,395,381 shares of common stock (including 182,006 shares that had been subject to an over-allotment option) by certain stockholders controlled by either William F. Whitman, Jr., the former chairman of the board, or members of his family. The Company did not sell any shares or receive any proceeds from the sale of stock by the selling stockholders in the offering. A copy of the press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

                  This information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       ------------------------------------------------------------
Exhibit 99        Press Release issued by The Middleby Corporation on July 20,
                  2005


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE MIDDLEBY CORPORATION


Dated: July 20, 2005                          By:
                                                 ----------------------------
                                                  Timothy J. FitzGerald
                                                  Vice President and
                                                  Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit No.       Description
-----------       ------------------------------------------------------------

Exhibit 99        Press Release issued by The Middleby Corporation on July 20,
                  2005